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SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 Or 15(d) Of
The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported):
October 6, 2003

GOOD GUYS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-14134 (Commission File Number)	94-2366177 (IRS Employer Identification No.)

1600 Harbor Bay Parkway, Suite 200, Alameda, California 94502
(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code): 510/747-6000

Table of Contents

     Item 7. Financial Statements and Exhibits.

     (c)  The following are being furnished as part of this Form 8-K:

99.1	Transcript of Good Guys, Inc.’s September 29, 2003 conference call regarding financial results for second quarter ending August 31, 2003.

     Item 12. Results of Operations and Financial Condition.

     On September 29, 2003, Good Guys, Inc. conducted a conference call and webcast regarding the financial results for the second quarter ended August 31, 2003. A transcript of the conference call is attached hereto as Exhibit 99.1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD GUYS, INC. (Registrant)

By:	/s/ David A. Carter

Name: David A. Carter Title: Chief Financial Officer

Dated: October 6, 2003

Exhibit Index

Exhibit No.	Description

99.1	Transcript of Good Guys, Inc.’s September 29, 2003 conference call regarding financial results for second quarter ending August 31, 2003.